UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2017

HALCÓN RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35467	20-0700684
(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana St., Suite 6700 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(832) 538-0300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events

On April 6, 2017, each outstanding share of 8.0% Automatically Convertible Preferred Stock, par value $0.0001 per share (the “preferred stock”), of Halcón Resources Corporation (the “Company”) automatically converted into 10,000 shares of the Company’s common stock, par value $0.0001 per share (the “common stock”). The Company previously announced the issuance of 5,518 shares of its preferred stock on Form 8-K filed on March 3, 2017. Following the conversion of the preferred stock into common stock, no shares of preferred stock remain outstanding. The preferred stock was issued and sold by the Company pursuant to a previously announced private placement pursuant to Section 4(a)(2) of the Securities Act to “accredited investors” (as defined in Rule 501(a) under the Securities Act).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

April 7, 2017	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

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